1 Columbia Financial, Inc. Annual Meeting of Shareholders June 6, 2024 | Thomas J. Kemly, President & CEO

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the private securities litigation reform act of 1995 regarding Columbia Financial Inc.'s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe", "expect", "anticipate", "intend", "target", "estimate", "continue", "positions", "prospects", or "potential", by future conditional verbs such as "will", "would", "should", "could", "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risk and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update any forward-looking statements. Actual results may differ materially from current projections. In addition, to factors previously disclosed in Columbia Financial's reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates, higher inflation and their impact on national and local economic conditions; changes in monetary and fiscal policies of the U.S. Treasury, the Board of Governors of the Federal Reserve System and other governmental entities; the impact of legal, judicial and regulatory proceedings or investigations; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect a borrowers’ ability to service and repay the Company’s loans; the effect of acts of terrorism, war or pandemics, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; changes in the value of securities in the Company’s portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and securities; legislative changes and changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s consolidated financial statements will become impaired; cyber-attacks, computer viruses and other technological risks that may breach the security of our systems and allow unauthorized access to confidential information; the inability of third party service providers to perform; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits and effectively manage liquidity; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy, or its integration of acquired financial institutions and businesses, and changes in assumptions used in making such forward-looking statements which are subject to numerous risks and uncertainties, including but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K and those set forth in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all as filed with the U.S. Securities and Exchange Commission.

3 Non-GAAP Financial Measures This presentation contains financial information presented in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). This presentation also contains certain non-GAAP information that the Company's management uses in its analysis of the Company's financial results, including core net income, core return on average assets, core return on average tangible stockholders equity, and core efficiency ratio. Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis and excludes material non-routine operating items which affect the GAAP reporting of results of operations. The Company's management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company's core financial results for the periods presented. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. The Company also provides measurements and ratios based on tangible stockholders' equity. These measures are commonly utilized by regulators and market analysts to evaluate the company's financial condition and, therefore, the Company's management believes that such information is useful to investors. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided in the appendix to this presentation.

4 2023 Year In Review • Challenging Operating Environment • Rapidly rising interest rates to combat elevated inflation levels resulted in a higher cost of funds and net interest margin compression; • Priority focus on customer confidence, the safety of deposits and managing their risk of attrition and flight; and • Swift and aggressive actions taken by regulators in response to notable bank failures resulting in scrutiny and elevated compliance costs. • Strategic shift from growth to risk mitigation and further fortification of our balance sheet: • Protected our customers and our Company through strong risk and control environment, and the deployment of new products which created value for our customers; • Enhanced access to available liquidity sources; and • Sold available for sale securities to reposition our balance sheet and used the proceeds to repay higher cost debt. • Reported net income of $36.1 million, or $0.35 per basic and diluted share. • Executed various cost cutting strategies to partially offset margin compression. • Leveraged technologies to enhance our customer experience.

5 First Quarter 2024 Update Highlights • First quarter financial results were disappointing. • Results were impacted by the Federal Deposit Insurance Corporation special assessment of $565,000. • While the operating environment remains challenging, management is optimistic about future results for the following reasons: • During the quarter our net interest margin stabilized. • Non-performing assets remain very low relative to total assets at 0.22%. • Capital remains strong with a Common Tier 1 risk-based capital ratio of 13.45%.

6 Capital Management Minimum Capital Adequacy Requirements with Capital Conservation Buffer • Management focused on optimizing the capital raised in the IPO through a combination of organic growth, acquisitions, and repurchases. Repurchases have been paused in order to retain capital. • CLBK does not expect to pay cash dividends to shareholders while in the MHC structure as it is not a "grandfathered" MHC under the Dodd Frank Act and therefore the MHC cannot waive dividends from CLBK. • Capital ratios exceed the regulatory “well capitalized” levels.

7 Financial Performance (1) Represents a non-GAAP financial measure. (1) (1) (1)

8 Lending • As a community banking organization, the Company differentiates itself by focusing on relationships and self-sourced originations. • Residential real estate is expected to become a small component of the loan portfolio mix as management is de-emphasizing that line of business. • Loans are largely focused in NJ, PA, and the suburbs of NY. Originations in New York City are limited. Loan Type (Dollars in thousands) 12/31/2023 12/31/2019 % Change Residential $ 2,792,833 $ 2,077,079 34.5 % Home Equity / Consumer 269,433 390,087 (30.9)% Multifamily and Commercial Real Estate 3,786,264 2,919,985 29.7 % Construction 443,094 298,942 48.2 % Commercial Business 533,041 483,215 10.3 % Total Loans 7,824,665 6,169,308 26.8 % PCD Loans 15,089 7,021 Net Deferred Loan Costs 34,783 21,237 Allowance for Credit Losses(1) (55,096) (61,709) Loans Receivable, net $ 7,819,441 $ 6,135,857 (1) The Company adopted ASU 2016-13 as of January 1, 2022. Prior periods have not been restated.

9 Commercial Real Estate Peers: AUB, BHLB, BRKL, CBU, CNOB, CUBI, DCOM, EGBN, FFIC, INDB, IBTX, KRNY, LBAI, NBTB, NFBK, OCFC, PGC, PFS, SASR, WSFS Commercial Real Estate is defined as non-owner occupied commercial, construction, and multifamily properties. Source: S&P Global 3/31/24

10 Commercial Real Estate (Continued) Investor Owned Commercial Real Estate (Dollars in thousands) Balance % of Investor Owned Commercial Real Estate Average Loan Size Weighted Average Loan to Value Ratio Weighted Average Debt Service Coverage Retail / Shopping centers $ 500,921 13.4% $ 2,792 52.3% 1.58x Mixed Use 219,724 5.9 1,138 58.6 1.60 Industrial / Warehouse 357,998 9.6 2,934 53.8 1.58 Non-Medical Office 199,753 5.3 1,908 55.3 1.44 Medical Office 132,479 3.5 3,081 58.8 1.49 Single Purpose 68,421 1.8 780 54.1 3.65 Other 138,087 3.7 685 52.2 1.75 Total $ 1,617,383 43.2% $ 1,736 54.5% 1.66x

11 Commercial Real Estate (Continued) The multi-family portfolio only contains one loan collateralized by one New York City rent stabilized property totaling $871,000.

12 Commercial Real Estate (Continued) Management has assessed 2024 and 2025 maturities and resetting loans. We believe issues to be very manageable.

Asset Quality



NPAs / Total Assets
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.12%
0.24%
0.06%
0.26%
0.04%
0.27%
0.09%
0.50%
0.08%
0.31%
YE 2023
YE 2022
YE 2021
YE 2020
YE 2019
Columbia Financial, Inc.
Peer Median



ACL / Total Loans
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.70%
1.00%
0.69%
1.04%
0.99%
1.08%
1.21%
1.18%
1.00%
0.72%
YE 2023
YE 2022
YE 2021
YE 2020
YE 2019
Columbia Financial, Inc.
Peer Median

Peers: AUB, BHLB, BRKL, CBU, CNOB, CUBI, DCOM, EGBN, FFIC, INDB, IBTX, KRNY, LBAI, NBTB, NFBK, OCFC, PGC, PFS, SASR, WSFS

Source: S&P Global

13

Asset Quality (Continued)



NPAs / Total Loans
0.80%
0.60%
0.40%
0.20%
0.00%
0.16%
0.41%
0.09%
0.42%
0.06%
0.45%
0.13%
0.79%
0.11%
0.58%
YE 2023
YE 2022
YE 2021
YE 2020
YE 2019
Columbia Financial, Inc.
Peer Median



NPAs by Type as of December 31, 2023
(in thousands)
$7,500
$6,000
$4,500
$3,000
$1,500
$0
$3,139
$0
$2,740
$0
$6,518
$221
$0
One-to-Four Family
Multifamily
Commercial Real Estate
Construction
Commercial Business Loans
Home Equity Loans and Advances
Other Consumer Loans
Columbia Financial, Inc.

Peers: AUB, BHLB, BRKL, CBU, CNOB, CUBI, DCOM, EGBN, FFIC, INDB, IBTX, KRNY, LBAI, NBTB, NFBK, OCFC, PGC, PFS, SASR, WSFS

Source: S&P Global

14

15 Asset Quality (Continued) Sources: S&P Global and Federal Reserve Bank. FRED - Gray bars indicate dates of U.S. recessions as inferred by GDP-based recession indicator.

16 Liquidity • At March 31, 2024, available sources of liquidity include but are not limited to: • Total cash and cash equivalents of $373 million; • The Company had immediate access to approximately $2.7 billion of funding through multiple sources; • Unpledged loan collateral available to pledge in excess of $1.5 billion; and • The Company maintains a liquid, high-quality, securities portfolio.

17 Deposits • The deposit base is large and diverse with an average deposit balance of $37,000 at December 31, 2023. • Uninsured deposits of $1.8 billion or 23.4% of total deposits at December 31, 2023 (excluding municipal deposits which are collateralized). • Intercompany deposits of $3.5 billion at December 31, 2023.

18 Investment Securities • Approximately 94.2% of the total portfolio consisted of direct government obligations or government sponsored enterprise obligations. • Reinvesting maturing cash flows in treasury bonds and mortgage-backed securities. • Net unrealized gains(losses) on available for sale securities, net of tax, as a percentage of total equity was 10.9%.

19 Mergers & Acquisitions

20 Organizational Considerations • Management and the Board of Directors are aware of the opportunities afforded by a second step conversion. • We believe that being "well positioned" to execute a second step conversion is important. • Therefore, management is focused on: • Building the growth engine so we can leverage the amount of capital raised in a second step; • Deploying the remaining excess capital from the initial MHC offering; • Continuing to evaluate potential merger opportunities; and • Improving profitability and franchise value. Legal Disclaimer: While we continue to evaluate our organizational structure, we have no current plans to undertake a second step conversion nor is there any assurance that we will undertake such a conversion in the future.

21 Strategic Focus • Focus on earnings improvement; • Continue our controlled organic growth strategy while being mindful of economic conditions and evaluate acquisitions opportunistically; • Moderate our level of operating expenses to partially offset the earnings impact of margin compression; • Control funding costs to defend margin; • Maintain credit discipline and continue to bolster enterprise risk management for regional bank oversight; • Emphasize our commercial lines of business to continue our migration toward a commercial bank balance sheet; • De-emphasize residential mortgage lending due to lower profitable margins, long asset durations and interest rate cyclicality; • Build our core deposit base with an emphasis on commercial treasury services; • Optimize the returns on BOLI assets through a 1035 exchange; • Continue ESG programming; and • Increase our emphasis on digital strategies to address customer preferences and gain operating efficiencies.

22 Questions

23 Appendix Reconciliation of GAAP to Non-GAAP Financial Measures

24 Core Net Income

25 Core ROAA and ROATE

26 Core Efficiency Ratio